UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): October 31, 2003

FIREARMS TRAINING SYSTEMS, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7340 McGinnis Ferry Road    30024

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (770) 813-0180

Item 7.	Financial Statements, Proforma Financial Information and Exhibits

(a)	Financial statements of businesses acquired: None

(b)	Proforma financial information: None

(c)	Exhibits:

Exhibit No.	Description

Exhibit 99.1	Press Release of Firearms Training Systems, Inc. dated October 31, 2003, announcing financial results for the second quarter of the year ending March 31, 2004

Item 12.	Results of Operations and Financial Condition

On October 31, 2003, the Registrant issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2003. A copy of the press release is included with this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIREARMS TRAINING SYSTEMS, INC.

By:	/s/ John A. Morelli

Chief Financial Officer and Secretary